                                                                    EXHIBIT 10.2

CONTRACT FOR SALE AND PURCHASE  FLORIDA ASSOCIATION OF REALTORS AND THE FLORIDA
BAR

PARTIES: JOHNSON, JOHNSON, YERKE & HEIN PARTNERSHIP and JOHNSON INTERNATIONAL, INC. ("Seller"), of____________________________________________
(Phone)__________________ , and HEARTLAND INVESTORS, INC., a Florida corporation ("Buyer"), of___________________________________________(Phone)_______________ ,
hereby agree that Seller shall sell and Buyer shall buy the following described Real Property and Personal Property (collectively "Property") upon the following terms and conditions, which include Standards for Real Estate Transactions ("Standard(s)") on the reverse side hereof or attached hereto and riders and addenda to this Contract for Sale and Purchase ("Contract").

I.      DESCRIPTION:
        (a) Legal description of the Real Property located in Highlands County, Florida: SEE EXHIBIT "A" ATTACHED HERETO AND MADE A PART HEREOF

        (b)   Street address, city, zip, of the Property is:____________________
              __________________________________________________________________
        (c)   Personal Property:________________________________________________

II.     PURCHASE PRICE...............................................................................................$    625,000.00
                                                                                                                     ---------------
        PAYMENT:
        (a)   Deposit held in escrow by  Swaine, Harris, Sheehan & McClure, P.A. in the amount of                    $      5,000.00
                                                                                                                     ---------------
        (b)   Additional escrow deposit to be made within 5  days after Effective Date (as defined in
        Paragraph III) in the amount of..............................................................................$     40,000.00
                                                                                                                     ---------------
        (c)   Subject to AND assumption of existing mortgage in good standing in favor of  n/a having an approximate present principal balance of...........................................................$
                                                                                                                     ---------------
        (d)   Purchase money mortgage and note to Seller (see addendum) in the amount of.............................$
                                                                                                                     ---------------
        (e)   Other:________________________________________________________________________________________________________________

        (f)   Balance to close by U.S. cash, LOCALLY DRAWN certified or cashier's check or third-party loan, subject
        to adjustments or prorations.................................................................................$    580,000.00
                                                                                                                     ---------------

III. TIME FOR ACCEPTANCE OF OFFER; EFFECTIVE DATE; FACSIMILE: If this offer is not executed by and delivered to all parties OR FACT OF EXECUTION communicated in writing between the parties on or before September 25th, 1998, the deposit(s) will at Buyer's option, be returned and this offer withdrawn. The date of Contract ("Effective Date") will be the date when the last one of the Buyer and Seller has signed this offer. A facsimile copy of this Contract and any signatures hereon shall be considered for all purposes as originals.

IV.     FINANCING: [SECTION STRICKEN BY PARTIES]

V.      TITLE EVIDENCE:  At least 30 days before closing date, (CHECK ONLY ONE):
[X] Seller shall, at Seller's expense, deliver to Buyer or Buyer's attorney; or
[ ] Buyer shall at Buyer's expense obtain (CHECK ONLY ONE): [ ] abstract of title; or [X] title insurance commitment (with legible copies of instruments listed as exceptions attached thereto) and, after closing, an owner's policy of title insurance.

VI. CLOSING DATE: This transaction shall be closed and the deed and other closing papers delivered on SEE ADDENDUM, unless modified by other provisions of this Contract.

VII. RESTRICTIONS; EASEMENTS; LIMITATIONS: Buyer shall take title subject to: comprehensive land use plans, zoning, restrictions, prohibitions and other requirements imposed by governmental authority; restrictions and matters appearing on the plat or otherwise common to the subdivision; public utility easements of record (easements are to be located contiguous to Real Property lines and not more than 10 feet in width as to the rear or front lines and 7-1/2 feet in width as to the side lines, (UNLESS OTHERWISE STATED HEREIN); taxes for year of closing and subsequent years; assumed mortgages and purchase money mortgages, if any (if additional items see addendum); provided, that there exists at closing no violation of the foregoing and none prevent use of the Property for TWO (2) OFFICE BUILDINGS purpose(s).

VIII. OCCUPANCY: Seller shall deliver occupancy of Property to Buyer at time of closing unless otherwise stated herein. If occupancy is to be delivered before closing, Buyer assumes all risks of loss to Property from date of occupancy, shall be responsible and liable for maintenance from that date, and shall be deemed to have accepted Property in its existing condition as of time of taking occupancy unless otherwise stated herein.

IX. TYPEWRITTEN OR HANDWRITTEN PROVISIONS: Typewritten or handwritten provisions, riders and addenda shall control all printed provisions of this Contract in conflict with them.

X. RIDERS: (CHECK those riders which are applicable AND are attached to this Contract):

        (a)  [ ]  COASTAL CONSTRUCTION CONTROL LINE           (d)  [ ]  VA/FHA     (g)  [ ] HOMEOWNERS' ASSOCIATION DISCLOSURE
        (b)  [ ]  CONDOMINIUM                                 (e)  [ ]  INSULATION (h)  [ ] RESIDENTIAL LEAD-BASE HAZARD DISCLOSURE
        (c)  [ ]  FOREIGN INVESTMENT IN REAL PROPERTY TAX ACT (f)  [ ]  "AS IS"    (i)  [ ] ________________________________________

XI. ASSIGNABILITY: (CHECK ONLY ONE): Buyer [ ] may assign and thereby be released from any further liability under this Contract [X] may assign but not be released from liability under this Contract; or [ ] may not assign this Contract.

XII.    DISCLOSURES:
        (a) Radon is a naturally occurring radioactive gas that when accumulated in a building in sufficient quantities may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding Radon or Radon testing may be obtained from your County Public Health unit.
        (b) Buyer may have determined the energy efficiency rating of the residential building, if any is located on the Real Property.
        (c) If the Real Property includes pre-1978 residential housing then Paragraph X(h) is mandatory.

XIII. MAXIMUM REPAIR COSTS: Seller shall not be responsible for payments in excess of:
        (a) $ n/a for treatment and repair under Standard D (if blank, then 2% of the Purchase Price).
        (b) $ n/a for repair and replacement under Standard N (if blank, then 3% of the Purchase Price).

XIV. SPECIAL CLAUSES; ADDENDA: If additional terms are to be provided, attach addendum and CHECK HERE [X].

THIS IS INTENDED TO BE A LEGALLY BINDING CONTRACT. IF NOT FULLY UNDERSTOOD, SEEK THE ADVICE OF AN ATTORNEY PRIOR TO SIGNING.

       THIS FORM HAS BEEN APPROVED BY THE FLORIDA ASSOCIATION OF REALTORS
                              AND THE FLORIDA BAR.
  Approval does not constitute an opinion that any of the terms and conditions in this Contract should be accepted by the parties in a particular transaction. Terms and conditions should be negotiated based upon the respective interests, objectives and bargaining
                      positions of all interested persons.
    COPYRIGHT 1995 BY THE FLORIDA BAR AND THE FLORIDA ASSOCIATION OF REALTORS

HEARTLAND INVESTORS, INC.                                              JOHNSON, JOHNSON, YERKE, HEIN PARTNERSHIP

/s/ Bert J. Harris, III                              09/25/98          By:/s/ Lawrence W. Johnson, Jr.                09/25/98
------------------------------------                 --------             -------------------------------------       --------
(Buyer) By:  Bert J. Harris, III,                     (Date)              (Seller) Lawrence W. Johnson, Jr.,           (Date)
              as Secretary                                                              as General Partner
Social Security or Tax I.D.#                                           Social Security or Tax I.D.# ###-##-####
                            --------                                                                -----------

                                                                       JOHNSON INTERNATIONAL, INC.

                                                                       By:/s/ L.W. Johnson, Jr.                       09/25/98
------------------------------------                 --------             -------------------------------------       --------
(Buyer)                                               (Date)              (Seller) L.W. Johnson, Jr., as President     (Date)
Social Security or Tax I.D.#                                           Social Security or Tax I.D.# ###-##-####
                            --------                                                                -----------

Deposit under Paragraph II(a) received; IF OTHER THAN CASH, THEN SUBJECT TO CLEARANCE. /s/Bert J. Harris,III
           ------------------------
               (Escrow Agent)
Swaine, Harris, Sheehan & McClure, P.A.

BROKER'S FEE: The brokers named below, including listing and cooperating brokers, are the only brokers entitled to compensation in connection with this Contract.

NAME:
      Listing Broker  ALL-STAR PROPERTIES, INC.      Cooperating Brokers, if any
                                                     NONE

STANDARDS FOR REAL ESTATE TRANSACTIONS       BUYER'S / SELLER'S INITIALS________

A. EVIDENCE OF TITLE: (1) An abstract of title prepared or brought current by a reputable and existing abstract firm (if not existing then certified as correct by an existing firm) purporting to be an accurate synopsis of the instruments affecting title to the Real Property recorded in the public records of the county wherein the Real Property is located through Effective Date. It shall commence with the earliest public records, or such later date as may be customary in the county. Upon closing of this Contract, the abstract shall become the property of Buyer, subject to the right of retention thereof by first mortgagee until fully paid. (2) A title insurance commitment issued by a Florida licensed title insurer agreeing to issue Buyer, upon recording of the deed to Buyer, an owner's policy of title insurance in the amount of the purchase price, insuring Buyer's title to the Real Property, subject only to liens, encumbrances, exceptions or qualifications provided in this Contract and those to be discharged by Seller at or before closing. Seller shall convey marketable title subject only to liens, encumbrances, exceptions or qualifications provided in this Contract. Marketable title shall be determined according to applicable Title Standards adopted by authority of The Florida Bar and in accordance with law. Buyer shall have 30 days, if abstract, or 5 days, if title commitment, from date of receiving evidence of title to examine it. If title is found defective, Buyer shall within 3 days thereafter, notify Seller in writing specifying the defect(s). If defect(s) render title unmarketable, Seller will have 30 days from receipt of notice to remove the defects, failing which Buyer shall within five (5) days after expiration of the thirty (30) day period, deliver written notice to Seller either: (1) extending the time for a reasonable period not to exceed 120 days within which Seller shall use diligent effort to remove the defects; or (2) requesting a refund of deposit(s) paid which shall be immediately returned to Buyer. If Buyer fails to so notify Seller, Buyer shall be deemed to have accepted the title as it then is. Seller shall, if title is found unmarketable, use diligent effort to correct defect(s) within the time provided therefor. If Seller is unable to timely correct the defects, Buyer shall either waive the defects, or receive a refund of deposit(s), thereby releasing Buyer and Seller from all further obligation under this Contract.

B. PURCHASE MONEY MORTGAGE; SECURITY AGREEMENT TO SELLER: [SECTION STRICKEN BY PARTIES]

C. SURVEY: Buyer, at Buyer's expense, within time allowed to deliver evidence of title and to examine same, may have the Real Property surveyed and certified by a registered Florida surveyor. If the survey discloses encroachments on the Real Property or that improvements located thereon encroach on setback lines, easements, lands of others or violate any restrictions, Contract covenants or applicable governmental regulation, the same shall constitute a title defect.

D.       TERMITES: [SECTION STRICKEN BY PARTIES]

E.       INGRESS AND EGRESS: [SECTION STRICKEN BY PARTIES]

F.       LEASES: [SECTION STRICKEN BY PARTIES]

G. LIENS: Seller shall furnish to Buyer at time of closing an affidavit attesting to the absence, unless otherwise provided for herein, of any financing statement, claims of lien or potential lienors known to Seller and further attesting that there have been no improvements or repairs to the Real Property for 90 days immediately preceding date of closing. If the Real Property has been improved or repaired within that time, Seller shall deliver releases or waivers of construction liens executed by all general contractors, subcontractors, suppliers and materialmen in addition to Seller's lien affidavit setting forth the names of all such general contractors, subcontractors, suppliers and materialmen, further affirming that all charges for improvements or repairs which could serve as a basis for a construction lien or a claim for damages have been paid or will be paid at the closing of this Contract.

H. PLACE OF CLOSING: Closing shall be held in the county wherein the Real Property is located at the office of the attorney or other closing agent designated by Seller.

I. TIME: In computing time periods of less than six (6) days, Saturdays, Sundays and state or national legal holidays shall be excluded. Any time periods provided for herein which shall end on a Saturday, Sunday or a legal holiday shall extend to 5:00 p.m. of the next business day. TIME IS OF THE ESSENCE IN THIS CONTRACT.

J. DOCUMENTS FOR CLOSING: Seller shall furnish the deed, bill of sale, construction lien affidavit, owner's possession affidavit, assignments of leases, tenant and mortgagee estoppel letters and corrective instruments. Buyer shall furnish closing statement, mortgage, mortgage note, security agreement and financing statements.

K. EXPENSES: Documentary stamps on the deed and recording of corrective instruments shall be paid by Seller. Documentary stamps and intangible tax on the purchase money mortgage and any mortgage assumed, and recording of purchase money mortgage to Seller, deed and financing statements shall be paid by the Buyer. Unless otherwise provided by law or rider to this Contract, charges for the following related title services, namely title or abstract charge, title examination, and settlement and closing fee shall be paid by the party responsible for furnishing the title evidence in accordance with Paragraph V.

L. PRORATIONS; CREDITS: Taxes, assessments, rent, interest, insurance and other expenses of the Property shall be prorated through the day before closing. Buyer shall have the option of taking over existing policies of insurance, if assumable, in which event premiums shall be prorated. Cash at closing shall be increased or decreased as may be required by prorations to be made through day prior to closing or occupancy if occupancy occurs before closing. Advance rent and security deposits will be credited bo Buyer. Escrow deposits held by mortgagee will be credited to Seller. Taxes shall be prorated based on the current year's tax with due allowance made for maximum allowable discount, homestead and other exemptions. If closing occurs at a date when the current year's millage is not fixed and current year's assessment is available, taxes will be prorated based upon such assessment and prior year's millage. If current year's assessment is not available, then taxes will be prorated on prior year's tax. If there are completed improvements on the Real Property by January 1st of year of closing, which improvements were not in existence on January 1st of prior year, then taxes shall be prorated based upon prior year's millage and at an equitable assessment to be agreed upon between the parties; failing which, request shall be made to the County Property Appraiser for an informal assessment taking into account available exemptions. A tax proration based on an estimate shall, at request of either party, be readjusted upon receipt of tax bill on condition that a statement to that effect is signed at closing.

M. SPECIAL ASSESSMENT LIENS: Certified, confirmed and ratified special assessment liens as of date of closing (not as of Effective Date) are to be paid by Seller. Pending liens as of date of closing shall be assumed by Buyer. If the improvement has been substantially completed as of Effective Date, any pending lien shall be considered certified, confirmed or ratified and Seller shall, at closing, be charged an amount equal to the last estimate or assessment for the improvement by the public body.

N.       INSPECTION, REPAIR AND MAINTENANCE: [SECTION STRICKEN BY PARTIES]

O.       RISK OF LOSS: [SECTION STRICKEN BY PARTIES]

P. PROCEEDS OF SALE; CLOSING PROCEDURE: The deed shall be recorded upon clearance of funds. If an abstract of title has been furnished, evidence of title shall be continued at Buyer's expense to show title in Buyer, without any encumbrances or change which would render Seller's title unmarketable from the date of the last evidence. All closing proceeds shall be held in escrow by Seller's attorney or other mutually acceptable escrow agent for a period of not more than 5 days after closing date. If Seller's title is rendered unmarketable, through no fault of Buyer, Buyer shall within the 5-day period, notify Seller in writing of the defect and Seller shall have 30 days from date of receipt of such notification to cure the defect. If Seller fails to timely cure the defect, all deposit(s) and closing funds shall, upon written demand by Buyer and within 5 days after demand, be returned to Buyer and, simultaneously with such repayment, Buyer shall return the Personal Property, vacate the Real Property and reconvey the Property to Seller by special warranty deed and bill of sale. If Buyer fails to make timely demand for refund, Buyer shall take title as is, waiving all rights against Seller as to any intervening defect except as may be available to Buyer by virtue of warranties contained in the deed or bill of sale. If a portion of the purchase price is to be derived from institutional financing or refinancing, requirements of the lending institution as to place, time of day and procedures for closing, and for disbursement of mortgage proceeds shall control over contrary provision in this Contract, Seller shall have the right to require from the lending institution a written commitment that it will not withhold disbursement of mortgage proceeds as a result of any title defect attributable to Buyer-mortgagor. The escrow and closing procedure required by this Standard shall be waived if the title agent insures adverse matters pursuant to Section 627.7841, F.S., as amended.

Q. ESCROW: Any escrow agent ("Agent") receiving funds or equivalent is authorized and agrees by acceptance of them to deposit them promptly, hold same in escrow and, subject to clearance, disburse them in accordance with terms and conditions of this Contract. Failure of funds to clear shall not excuse Buyer's performance. If in doubt as to Agent's duties or liabilities under the provisions of this Contract, Agent may, at Agent's option, continue to hold the subject matter of the escrow until the parties hereto agree to its disbursement or until a judgment of a court of competent jurisdiction shall determine the rights of the parties or Agent may deposit same with the clerk of the circuit court having jurisdiction of the dispute. Upon notifying all parties concerned of such action, all liability on the part of Agent shall fully terminate, except to the extent of accounting for any items previously delivered out of escrow. If a licensed real estate broker, Agent will comply with provisions of Chapter 475, F.S., as amended. Any suit between Buyer and Seller wherein Agent is made a party because of acting as Agent hereunder, or in any suit wherein Agent interpleads the subject matter of the escrow, Agent shall recover reasonable attorneys' fees and costs incurred with these amounts to be paid from and out of the escrowed funds or equivalent and charged and awarded as court costs in favor of the prevailing party. The Agent shall not be liable to any party or person for misdelivery to Buyer or Seller of items subject to the escrow, unless such misdelivery is due to willful breach of the provisions of this Contract or gross negligence of Agent.

R. ATTORNEYS' FEES; COSTS: In any litigation, including breach, enforcement or interpretation, arising out of this Contract, the prevailing party in such litigation, which, for purposes of this Standard, shall include Seller, Buyer and any brokers acting in agency or nonagency relationships authorized by Chapter 475, F.S., as amended, shall be entitled to recover form the non-prevailing party reasonable attorneys' fees, costs and expenses.

S. FAILURE OF PERFORMANCE: If Buyer fails to perform this Contract within the time specified, including payment of all deposits, the deposit(s) paid by Buyer and deposit(s) agreed to be paid, may be recovered and retailed by and for the account of Seller as agreed upon liquidated damages, consideration for the execution of this Contract and in full settlement of any claims; whereupon, Buyer and Seller shall be relieved of all obligations under this Contract; or Seller, at Seller's option, may proceed in equity to enforce Seller's rights under this Contract. If for any reason other than failure of Seller to make Seller's title marketable after diligent effort, Seller fails, neglects or refused to perform this Contract, the Buyer may seek specific performance or elect to receive the return of Buyer's deposit(s) without thereby waiving any action for damages resulting from Seller's breach.

T. CONTRACT NOT RECORDABLE; PERSONS BOUND; NOTICE: Neither this Contract nor any notice of its shall be recorded in any public records. This Contract shall bind and inure to the benefit of the parties and their successors in interest. Whenever the context permits, singular shall include plural and one gender shall include all. Notice given by or to the attorney for any party shall be as effective as if given by or to that party.

U. CONVEYANCE: Seller shall convey title to the Real Property by statutory warranty, trustee's, personal representative's or guardian's deed, as appropriate to the status of Seller, subject only to matters contained in Paragraph VII and those otherwise accepted by Buyer. Personal Property shall, at the request of the Buyer, be transferred by an absolute bill of sale with warranty of title, subject only to such matters as may be otherwise provided for herein.

V. OTHER AGREEMENTS: No prior or present agreements or representations shall be binding upon Buyer or Seller unless included in this Contract. No modification to or change in this Contract shall be valid or binding upon the parties unless in writing and executed by the party or parties intended to be bound by it.

W. WARRANTY: Seller warrants that there are not facts known to Seller materially affecting the value of the Property which are not readily observable by Buyer or which have not been disclosed to Buyer.

ADDENDUM TO CONTRACT


Addendum No. 1  to the Contract dated September 25th, 1998 between

JOHNSON, JOHNSON, YERKE & HEIN PARTNERSHIP and JOHNSON INTERNATIONAL, INC.

(Seller) and HEARTLAND INVESTORS, INC., a Florida corporation (Buyer)

concerning the property described as:

SEE EXHIBIT "A" ATTACHED HERETO AND MADE A PART HEREOF


(the "Contract"). Buyer and Seller make the following terms and conditions part of the Contract:

        1. Closing shall take place in the law offices of Swaine, Harris, Sheehan & McClure, P.A., 325 Central Avenue, Lake Placid, Florida twenty
        (20) days after the contingencies are satisfied or waived (see Paragraphs 2 and 4 below).

        2. The Buyer shall have until October 26, 1998 (thirty (30) days from Effective Date of the Contract) to conduct any and all tests, investigations, or inquiries to determine the fitness of the property for the Buyer's intended purpose. The Buyer may cancel this Contract at any time during the said thirty (30) day period, and receive a full refund of its deposit. Notice of cancellation, if any, shall be in writing and shall be hand delivered or sent by Registered or Certified Mail, Return Receipt Requested, postage pre-paid or by recognized overnight courier, addressed to:

        Via Overnight Courier:                       Via U.S. Mail:
        John Borgemeister                            John Borgemeister
        All-Star Properties, Inc.                    All-Star Properties, Inc.
        433 South Pine Street                        Post Office Box 3747
        Sebring, FL  33870                           Sebring, FL  33871-3747

        Failure to notify Seller as provided herein, shall be deemed a waiver or acceptance of the contingencies outlined in this paragraph.

        3. Paragraphs B (Purchase Money Mortgage; Security Agreement to Seller); D (Termites); E (Ingress and Egress); F (Leases); N (Inspection, Repair and Maintenance); and O (Risk of Loss) of this Contract are hereby deleted.

        4. This Contract is contingent upon the Buyer obtaining ingress and egress to the property (lawfully permitted driveways) along Howey Road and along Lakeview Drive (two separate driveways) from the government agency with jurisdiction (without developmental costs, impact fees or road improvements) within sixty (60) days of the Effective Date. The sixty (60) day period may be extended by thirty (30) days without cost upon written request from Buyer.

        5. Seller makes no warranties to Buyer as to the condition of the property or suitability of the property for the Buyer's intended use.

        6. Like-Kind Exchange. Notwithstanding anything herein to the contrary, Seller may, pursuant to this paragraph, elect to effect an exchange of the Property for other real property of like-kind to be designated by Seller such that the exchange shall qualify for nonrecognition of gain or loss under Section 1031 of the Internal Revenue Code of 1986, as amended. If Seller elects to effect a like-kind exchange of the Property, Buyer shall cooperate with Seller in effecting the exchange. Seller and Buyer shall execute, on or before settlement, an Assignment of Sales Contract which shall assign all of Seller's right, title and interest in and to the Contract to CLIFFORD R. RHOADES, P.A. ("Intermediary") and Intermediary shall complete the sale of the Property to Buyer. Seller shall, at settlement, pay for any and all additional costs, fees and expenses incurred solely as a result of transferring the Property as part of a like-kind exchange (rather than a sale of the Property), including without limitation, the cost of preparing the Assignment of Sales Contract and any other documents required to effect the exchange. Seller shall indemnify and hold Buyer harmless from and against any and all liability, costs, damages, claims or demands arising from Buyer's cooperation in effecting the exchange contemplated hereby. This paragraph shall survive the closing.

HEARTLAND INVESTORS, INC.                                     JOHNSON, JOHNSON, YERKE & HEIN PARTNERSHIP

/s/ Bert J. Harris, III                       09/25/98        /s/ Lawrence W. Johnson, Jr.                            09/25/98
---------------------------------             --------        ---------------------------------                       --------
BUYER By:  Bert J. Harris, III,                (Date)         SELLER By:  Lawrence W. Johnson, Jr.,                    (Date)
           as Secretary                                                   as General Partner


                                                              JOHNSON INTERNATIONAL, INC.

                                                              /s/ L.W. Johnson, Jr.                                   09/25/98
---------------------------------             --------        --------------------------------------------            --------
BUYER                                          (Date)         SELLER By:  L.W. Johnson, Jr., as President              (Date)

                         LEGAL DESCRIPTION - EXHIBIT "A"


PARTIES:

JOHNSON, JOHNSON, YERKE & HEIN PARTNERSHIP and JOHNSON INTERNATIONAL, INC.,

("Seller") and HEARTLAND INVESTORS, INC., a Florida corporation ("Buyer")


        Lots 1, 2, and the South 1/2 of Lot 3, Block "E", of LAKE JACKSON BOULEVARD SUBDIVISION, as per plat recorded in Transcript Book Page 10, of the Public Records of Highlands County, Florida.

        LESS AND EXCEPT road right-of-way of U.S. Highway 27.

        LESS AND EXCEPT the portion of said lots lying East of Lakeview Drive.

        SUBJECT TO Right-of-Way Easement recorded in O.R. Book 936, Pages 420, 421 and 422, Public Records of Highlands County, Florida.



























Buyer's Initials:                            Seller's Initials:


      BJH                                           LWJ Jr.
----------------------------                 ----------------------------
                                                    LWJ II
                                             ----------------------------